SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                     Act of 1934(Amendment No.______)

  Filed by the Registrant [  X  ]
  Filed by a Party other than the Registrant [    ]

  Check the appropriate box:

  [  ]  Preliminary Proxy Statement
  [ X]  Definitive Proxy Statement
  [  ]  Definitive Additional Materials
  [  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12


  The Boulevard Funds
  (Name of Registrant as Specified In Its Charter)



  Federated Investors
  (Name of Person(s) Filing Proxy Statement)


  Payment of Filing Fee  (Check the appropriate box):

  [  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
  [  ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
  [ X]  Fee previously paid

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4. Proposed maximum aggregate value of transaction:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date File:



                        BOULEVARD BLUE-CHIP GROWTH FUND
                        BOULEVARD STRATEGIC BALANCE FUND
                        BOULEVARD MANAGED MUNICIPAL FUND
                         BOULEVARD MANAGED INCOME FUND
                        (SERIES OF THE BOULEVARD FUNDS)
                     FEDERATED INVESTORS TOWER, 19TH FLOOR
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 25, 1994


      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of Boulevard Blue-Chip Growth Fund, Boulevard Strategic Balance Fund, Boulevard Managed Municipal Fund, and Boulevard Managed Income Fund (each a "Fund," and collectively the "Funds"), each a series of The Boulevard Funds, a Massachusetts business trust (the "Trust"), will be held on March 25, 1994, at Federated Investors Tower, 19th Floor, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., local time, for the following purposes:

     1. To elect five Trustees of the Trust to replace the current Board of Trustees.

     2. To approve or disapprove a new Investment Advisory Agreement between each of the Funds and First Bank National Association.

     3. To ratify or reject the Board of Trustees' selection of KPMG Peat Marwick as the independent public accountants of the Trust for the current fiscal year.

     4. To transact such other business as may properly come before the meeting.

As set forth in the attached Proxy Statement, implementation of the changes set forth in 1 through 3 above, if approved by shareholders, is contingent upon consummation of the proposed acquisition of Boulevard Bancorp, Inc., the parent company of the Funds' current investment adviser, Boulevard Bank National Association, by First Bank System, Inc., the parent company of the Funds' proposed new investment adviser, First Bank National Association.

      Shareholders of record on February 3, 1994, are the only persons entitled to notice of and to vote at the Special Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.


                                                By Order of the Trustees
                                                   John W. McGonigle
Dated: March 5, 1994.                                 Secretary


YOUR ATTENTION IS DIRECTED TO THE ATTACHED PROXY STATEMENT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. THERE IS ENCLOSED WITH THE PROXY AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED.



                        BOULEVARD BLUE-CHIP GROWTH FUND
                        BOULEVARD STRATEGIC BALANCE FUND
                        BOULEVARD MANAGED MUNICIPAL FUND
                         BOULEVARD MANAGED INCOME FUND
                        (SERIES OF THE BOULEVARD FUNDS)
                     FEDERATED INVESTORS TOWER, 19TH FLOOR
                      PITTSBURGH, PENNSYLVANIA 15222-3779


                               PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 25, 1994

      The enclosed proxy or proxies are solicited by the Board of Trustees of The Boulevard Funds, a Massachusetts business trust (the "Trust") in connection with a Special Meeting of shareholders of Boulevard Blue-Chip Growth Fund, Boulevard Strategic Balance Fund, Boulevard Managed Municipal Fund, and Boulevard Managed Income Fund (each a "Fund," and collectively the "Funds"), each a series of the Trust, to be held on March 25, 1994, and at any adjournments thereof. The mailing of this Proxy Statement and the accompanying Notice of Special Meeting and proxies to Trust shareholders is initially being made on or about March 5, 1994. Representatives of the Funds, including Boulevard Bank National Association (the current investment adviser of the Funds), Federated Services Company (the Trust's current transfer agent) and Federated Administrative Services (the Trust's current administrator), may solicit proxies for the management of the Trust by means of mail, telephone, telecopy or personal calls.

      A proxy may be revoked before the Special Meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Trust or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Trustees. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholders' respective choices.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees and the selection of independent auditors will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), other matters may be determined on the basis of a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      As described herein under the caption "Background of the Special Meeting," the proposals specified in the Notice of Special Meeting are being submitted to shareholders as a result of the proposed acquisition of Boulevard Bancorp, Inc., the parent company of the Funds' current investment adviser, Boulevard Bank National Association ("Boulevard Bank"), by First Bank System, Inc., the parent company of the Funds' proposed new investment adviser, First Bank National Association
("First Bank"). Following this acquisition, Boulevard Bank and First Bank both will be subsidiaries of First Bank System. Implementation of the changes proposed to be acted upon at the Special Meeting is contingent upon consummation of the proposed acquisition. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL OF EACH ITEM SPECIFIED IN THE NOTICE OF SPECIAL MEETING.

      The cost of solicitation of proxies for the Special Meeting, including the cost of preparing and mailing the Notice of Special Meeting and this Proxy Statement, will be borne by First Bank.

      Only shareholders of record on February 3, 1994 may vote at the Special Meeting or any adjournment thereof. As of that date, there were issued and outstanding the following numbers of shares of the respective Funds, the only class of securities of each Fund:

Boulevard Blue-Chip Growth Fund                                3,296,688 shares
Boulevard Strategic Balance Fund                               2,903,642 shares
Boulevard Managed Municipal Fund                               1,914,564 shares
Boulevard Managed Income Fund                                  7,380,389 shares

      Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the Special Meeting will entitle any shareholder of any Fund to cumulative voting or appraisal rights. In the event that sufficient proxy votes in favor of the proposals set forth in the Notice of Special Meeting are not received by March 25, 1994, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. An adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the duly held meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed (by more than a majority of the shares represented in person or by proxy) to vote "for" the proposal(s) for which the adjournment is being proposed.

                      ------------------------------------

                               TABLE OF CONTENTS

Background of the Special Meeting..........................................................................            4
Recommendations of Board of Trustees.......................................................................            6
Share Ownership............................................................................................            7
Proposal Number 1--Election of Trustees....................................................................            8
     Voting Information....................................................................................            9
Proposal Number 2--Approval of New Investment Advisory Agreement...........................................           10
     Description of New Advisory Agreement; Comparison with Existing
       Advisory Agreement..................................................................................           10
     Current and Anticipated Fee Waivers...................................................................           12
     Portfolio Managers....................................................................................           13
     Portfolio Transactions and Brokerage..................................................................           14
     Other Funds Managed by First Bank.....................................................................           15
     Supplemental Information Regarding First Bank.........................................................           17
     Voting Information....................................................................................           18
Proposal Number 3--Ratification or Rejection of Independent Public Accountants.............................           19
     Voting Information....................................................................................           19
Additional Anticipated Changes Affecting the Funds.........................................................           20
     Changes of Name of Trust and Funds....................................................................           20
     Sales Charges.........................................................................................           20
     Rule 12b-1 Plan of Distribution.......................................................................           21
     Description of New Distribution Agreement; Comparison with Existing
       Distribution Agreement..............................................................................           21
     Description of New Administrative, Fund Accounting, and Shareholder
       Service Agreements; Comparison with Existing Agreements.............................................           23
     New Custodian Agreement; Comparison with Existing Custodian Agreement.................................           24
     Change in Fiscal Year.................................................................................           24
     Possible Creation of Retail and Institutional Classes of Shares.......................................           24
     Possible Fund Mergers.................................................................................           25
Section 15(f) of the Investment Company Act of 1940........................................................           25
Actual and Pro Forma Fees and Expenses of the Funds........................................................           28
Other Matters..............................................................................................           33


                       BACKGROUND OF THE SPECIAL MEETING


      This Proxy Statement relates to a Special Meeting of shareholders of Boulevard Blue-Chip Growth Fund, Boulevard Strategic Balance Fund, Boulevard Managed Municipal Fund, and Boulevard Managed Income Fund (each a "Fund," and collectively the "Funds"), each a series of The Boulevard Funds, a Massachusetts business trust (the "Trust"). The current investment adviser of each of the Funds is Boulevard Bank National Association ("Boulevard Bank"), which is a subsidiary of Boulevard Bancorp, Inc. ("Boulevard Bancorp"). On September 29, 1993, Boulevard Bancorp agreed to be acquired (the "Acquisition") by First Bank System, Inc. ("FBS") by merging with a newly-formed subsidiary of FBS, BBI Acquisition Corp. Consummation of the Acquisition is subject to approval by Boulevard Bancorp's shareholders, receipt of required regulatory approvals and satisfaction of certain other conditions. Although the Acquisition currently is expected to be consummated in March or April 1994, there is no assurance as to whether or when it will be consummated.


      FBS is a publicly-held regional bank holding company headquartered in Minneapolis, Minnesota and is comprised of nine banks and several trust companies and nonbank subsidiaries with more than 200 offices primarily in Minnesota, Colorado, Montana, North Dakota, South Dakota and Wisconsin. At December 31, 1993, FBS had consolidated assets of $26.4 billion, consolidated deposits of $21.0 billion and shareholders' equity of $2.2 billion.

      First Bank National Association ("First Bank"), also headquartered in Minneapolis, is the largest subsidiary bank of FBS, with assets of $15.7 billion at December 31, 1993. First Bank currently acts as investment adviser to 17 mutual fund portfolios known collectively as the First American Family of Funds, and it proposes to act as investment adviser to five additional funds which are currently in registration.1 These funds have, in the aggregate, approximately $2.86 billion in assets as of December 31, 1993. SEI Financial Services Company ("SEI Financial Services"), which is not affiliated with FBS, acts as distributor for the First American Family of Funds, and affiliates of SEI Financial Services provide shareholder servicing, transfer agent and other services to such funds. First Trust National Association, a subsidiary of FBS, acts as custodian for the First American Family of Funds.

      The proposals to be voted upon at the Special Meeting grow out of specific proposals received by the Board of Trustees from First Bank and Boulevard Bank. These proposals include the suggestion that Fund shareholders might benefit if the Funds become part of the First American Family of Funds following the Acquisition of Boulevard Bancorp by FBS. As noted above, the First American Family of Funds consists of 17 funds with a total of approximately $2.86 billion of assets under management, while the Funds comprising the Trust consist of just four funds with a total of approximately $151 million of assets under management at December 31, 1993. If, as is contemplated, the Funds are brought under advisory, management and service arrangements corresponding to those in place for the First American Family of Funds, it is First Bank's view that the Funds would gain access to the greater
- ---------
1As used herein, the term "First American Family of Funds" refers collectively to First American Funds, Inc., a registered open-end management investment company which offers its shares in five series, and First American Investment Funds, Inc., a registered open-end management investment company which offers its shares in 12 series and which proposes to offer series in the five additional funds currently in registration. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Other Funds Managed by First Bank" herein.


investment advisory resources available at First Bank and may (although there is no assurance) benefit from management and service economies available to larger groups of funds.

      For these reasons, and as described in detail in the remainder of this Proxy Statement, shareholders of the Funds are being asked to approve:

      Election of five Trustees of the Trust to replace the current Board of Trustees. The five nominees include all of the "disinterested" members and one of the "interested" members of the current boards of the other funds in the First American Family of Funds.

      New investment advisory agreements between the Funds and First Bank, which would replace the current advisory agreements between the Funds and Boulevard Bank.

      Ratification of the appointment of KPMG Peat Marwick, which acts as independent public accountants of the other funds in the First American Family of Funds, as the independent public accountants of the Trust, to replace the Trust's current independent accountants.

      First Bank has advised the Trust that it intends to recommend to the newly elected Trustees that several additional steps be taken in order to standardize the servicing and operation of the Funds with those of the First American Family of Funds. These include, among other things:

      Renaming the Trust "First American Mutual Funds," and deleting the word "Boulevard" from the name of each of the Funds.

      Increasing the maximum front-end sales loads for the Boulevard Blue-Chip Growth Fund and Boulevard Strategic Balance Fund from 4.0% to 4.5% and reducing the maximum front-end sales loads for Boulevard Managed Municipal Fund and Boulevard Managed Income Fund from 3.0% to 2.0%.

      Entering into a new distribution contract between the Funds and SEI Financial Services, which acts as principal distributor for the other funds in the First American Family of Funds, to replace the current distribution contract with Federated Securities Corp.

      Entering into new Fund administrative agreements with an affiliate of SEI Financial Services, which provides such services to the other funds in the First American Family of Funds, to replace the current agreements with affiliates of Federated Securities Corp.

      Entering into new custodial arrangements between the Funds and First Trust National Association, an affiliate of First Bank which provides custodian services to the other funds in the First American Family of Funds, to replace the current custodial arrangements with State Street Bank and Trust Company.

      Changing the fiscal year-end of the Trust from November 30 to September 30, in order to coincide with the fiscal year of the other funds in the First American Family of Funds.

In addition, First Bank may recommend to the new Board of Trustees that it classify shares of one or more of the Funds into multiple classes which bear differing front-end loads and 12b-1 fees and may determine at some time in the future that one or more of the Funds should be merged with one or more funds in the current First American Family of Funds which have similar investment objectives. These anticipated and possible actions and related matters are described in greater detail in the section of this Proxy Statement captioned "Additional Anticipated Changes Affecting the Funds."

      SHAREHOLDERS SHOULD NOTE (A) THAT THEY ARE NOT BEING REQUESTED TO APPROVE CHANGES TO THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, ALTHOUGH THE BOARD OF TRUSTEES RESERVES THE RIGHT TO MAKE SUCH CHANGES IN THE FUTURE, WITH SHAREHOLDER APPROVAL IF REQUIRED, AND (B) THAT CONTRACTUAL INVESTMENT ADVISORY FEES WILL NOT INCREASE UNDER THE PROPOSED NEW ADVISORY AGREEMENTS AND WILL, IN THE CASE OF BOULEVARD BLUE-CHIP GROWTH FUND AND BOULEVARD STRATEGIC BALANCE FUND, DECREASE SLIGHTLY. ALTHOUGH MAXIMUM FRONT-END SALES CHARGES ARE EXPECTED TO INCREASE FROM 4.0% TO 4.5% FOR THE BOULEVARD BLUE-CHIP GROWTH FUND AND BOULEVARD STRATEGIC BALANCE FUND, MAXIMUM FRONT-END SALES CHARGES ARE EXPECTED TO DECREASE FROM 3.0% TO 2.0% FOR THE BOULEVARD MANAGED MUNICIPAL FUND AND BOULEVARD MANAGED INCOME FUND. ALTOGETHER, TOTAL FUND OPERATING EXPENSES AFTER VOLUNTARY WAIVERS ARE NOT EXPECTED TO INCREASE, AND MAY DECREASE, AS A RESULT OF THE PROPOSED AND ANTICIPATED ACTIONS DESCRIBED HEREIN. FOR INFORMATION REGARDING ANTICIPATED FEE WAIVERS IN THE EVENT SHAREHOLDERS APPROVE THE PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING, SEE "PROPOSAL NUMBER 2--CURRENT AND ANTICIPATED FEE WAIVERS," "ADDITIONAL ANTICIPATED CHANGES AFFECTING THE FUNDS" AND "ACTUAL AND PRO FORMA FEES AND EXPENSES OF THE FUNDS" HEREIN. SHAREHOLDERS SHOULD RECOGNIZE THAT THE FEE WAIVERS IN EFFECT UNDER THE CURRENT ADVISORY AND SERVICE ARRANGEMENTS OR THE FEE WAIVERS ANTICIPATED TO BE IN EFFECT UNDER THE PROPOSED NEW ARRANGEMENTS COULD BE DISCONTINUED AT ANY TIME IN THE FUTURE, IN EITHER OF WHICH EVENTS EXPENSES OF THE FUNDS COULD INCREASE.

                      RECOMMENDATIONS OF BOARD OF TRUSTEES

      At its meeting held on February 24, 1994, the current Board of Trustees of the Trust unanimously approved the matters to be acted upon at the Special Meeting and recommended shareholder approval of each of the items to be acted upon. Representatives of Boulevard Bank, First Bank and KPMG Peat Marwick, as well as the Chairman of the boards of directors of the funds currently included in the First American Family of Funds, made presentations to the Board of Trustees at this meeting and responded to questions from Board members. In addition, prior to this Board meeting, First Bank and KPMG Peat Marwick provided written materials to the Board of Trustees at its request. In approving the matters to be acted upon and recommending approval by shareholders, the Board of Trustees considered, among other factors, the following:

     (1)The qualifications and business experience of the persons nominated to become new Trustees of the Trust, including their experience in serving as directors of other registered investment companies (see "Proposal Number 1--Election of Trustees" below).

     (2)The qualifications and investment advisory experience of the proposed new investment adviser, First Bank, including its experience in acting as adviser to other registered investment companies since 1982 and its investment advisory personnel resources (see "Proposal Number 2--Approval of New Investment Advisory Agreement--Other Funds Managed by First Bank" and "Supplemental Information Regarding First Bank" below).

     (3)The terms of the proposed new investment advisory agreement between the Funds and First Bank (see "Proposal Number 2--Description of New Advisory Agreement; Comparison with Existing Advisory Agreement" below).

     (4)The qualifications and experience of the portfolio managers who are expected to manage the Funds if the proposed new investment advisory agreement is approved by shareholders (see "Proposal Number 2--Portfolio Managers" below).

     (5)The qualifications and experience of KPMG Peat Marwick in acting as independent accountant to the other funds included in the First American Family of Funds and to numerous other mutual funds.

     (6)The existence of a fiduciary relationship between most of the Funds' shareholders and Boulevard Bank.

Based on its consideration of these factors, among others, and the presentations and written materials referred to above, the Board of Trustees unanimously approved the matters to be acted upon at the Special Meeting and recommended shareholder approval of each of the items to be acted upon.

                                SHARE OWNERSHIP

      No officer or Trustee of the Trust beneficially owns one percent or more of the outstanding shares of any Fund. The following table sets forth, as of February 3, 1994 (the record date for the Special Meeting), certain share ownership information concerning each of the Funds with respect to all persons known by management of the Trust to beneficially own five percent or more of the outstanding shares of any Fund:

                                                                      NUMBER OF SHARES        PERCENTAGE OF FUND'S
NAME OF BENEFICIAL OWNER                                         BENEFICIALLY OWNED (FUND)     OUTSTANDING SHARES
The First National Bank of Des Plaines                                   2,885,475                           87.5%
Attention: Trust Operations                                          (Boulevard Blue--
701 Lee Street                                                       Chip Growth Fund)
Des Plaines, IL 60616-4539

The First National Bank of Des Plaines                                   2,671,685                           92.0%
Attention: Trust Operations                                         (Boulevard Strategic
701 Lee Street                                                         Balance Fund)
Des Plaines, IL 60616-4539

The First National Bank of Des Plaines                                   1,836,707                           95.9%
Attention: Trust Operations                                          (Boulevard Managed
701 Lee Street                                                        Municipal Fund)
Des Plaines, IL 60616-4539

The First National Bank of Des Plaines                                   6,483,954                           87.9%
Attention: Trust Operations                                          (Boulevard Managed
701 Lee Street                                                          Income Fund)
Des Plaines, IL 60616-4539

The First National Bank of Des Plaines is a subsidiary of Boulevard Bancorp.

                               PROPOSAL NUMBER 1
                              ELECTION OF TRUSTEES


      At the Special Meeting, the shareholders of the Trust will be asked to elect five members of the Board of Trustees to replace the current Board of Trustees. It is intended that the enclosed proxy will be voted for the election of the five persons named below as Trustees unless such authority has been withheld in the proxy. Election of the new Trustees to the Board of Trustees is contingent upon consummation of the Acquisition of Boulevard Bank by FBS as described under "Background of the Special Meeting," and the term of office of each new Trustee will not commence until the Acquisition has been consummated.



      When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.


      Pertinent information regarding the nominees is set forth below:

NAME (AGE) AND BUSINESS ADDRESS        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Welles B. Eastman (67)*                Director of First American Funds, Inc. ("FAF") since January 1991 and of
998 Shady Lane                         First American Investment Funds, Inc. ("FAIF") since April 1991. (FAF and
Wayzata, Minnesota 55391               FAIF are the current members of the First American Family of Funds.)
                                       Chairman of the Board of Directors of Annandale State Bank, Annandale,
                                       Minnesota; Vice President of First Bank from 1968 and Vice President of
                                       Institutional Trust Group of First Trust National Association from 1986 until his retirement in December 1988 from such positions.
Irving D. Fish (45)                    Director of FAF since 1984 and of FAIF since April 1991. Partner and Chief
Fallon McElliott, Inc.                 Financial Officer of Fallon McElliott, Inc., a Minneapolis-based
901 Marquette, Suite 3200              advertising agency.
Minneapolis, Minnesota 55402
Joseph D. Strauss (53)                 Director of FAF since 1984 and of FAIF since April 1991; Chairman of FAF's
7716 North Riverdale Road              and FAIF's Boards since 1992; President of FAF and FAIF from June 1989 to
Brooklyn Park, Minnesota 55444         November 1989. President, Strauss Management Company since 1993; President,
                                       Community Resource Partnerships Inc. since 1992; Executive Vice President and Chief Operating Officer, American Rubber Recycling Centers Inc. since
                                       1993; President and CEO of Nipigon Gold Resources Ltd., a privately held
                                       Canadian corporation involved in the development of properties relating to precious and base metal ores, since February 1989; attorney-at-law and government affairs consultant.
Virginia L. Stringer (49)              Director of FAF since April 1991 and of FAIF since August 1987. President
712 Linwood Avenue                     and Director of The Inventure Group, Inc., a management consulting and
St. Paul, Minnesota 55105              training company, since August 1991; President of Scott's Consultants,
                                       Inc., a management consulting company, from 1989 to 1991; President of
                                       Scott's, Inc., a transportation company, from 1989 to 1990; Vice President of Human Resources of The Pillsbury Company, a food manufacturing company, from 1981 to 1989.
Gae B. Veit (51)                       Director of FAF and FAIF since December 1993. Owner and CEO of Shingobee
P.O. Box 6                             Builders, Inc., a general contractor.
Loretto, Minnesota 55357

- ---------
* Denotes trustee who will be an "interested person" as defined in Section 2(a)(19) of the 1940 Act.

      For the fiscal year ended November 30, 1993, the Trustees received no fees for their services to the Trust. Under the current arrangement with the Trustees, it is anticipated that during the fiscal year ending November 30, 1994, the Trustees who are not interested persons of the Trust, as a group, would receive fees totaling approximately $11,000. The interested Trustees do not receive fees from the Trust. All Trustees would be reimbursed for expenses for attendance at meetings.

      After the new Trustees are elected and take office, it is anticipated that First Bank would recommend that the Trust join in the following arrangement with the other funds in the First American Family of Funds and pay its share of fees and expenses thereunder: FAF and FAIF, the current members of the First American Family of Funds, and the Trust will jointly pay their directors (and, in the case of the Trust, its Trustees) who are not paid employees or affiliates of FAF, FAIF or the Trust a fee of $1,000 per year, plus $100 per Board meeting attended and reimbursement of travel expenses for attending Board meetings. Although no increases in these fees are contemplated at the present time, such fees could be increased in the future. The Trust will not pay fees or reimburse expenses to its Trustees in addition to the amounts paid under this joint arrangement.

VOTING INFORMATION

      The affirmative vote of a plurality of the shares represented at the Special Meeting, voting together and not as separate series, is sufficient for the election of the above nominees to the Board of Trustees, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the above five nominees.

      All of the above nominees have consented to serve as Trustees if elected. In the event any of the above nominees are not candidates for election at the Special Meeting, the proxies will vote for such other persons as management of the Trust may designate. Nothing currently indicates that such a situation will arise.

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL TRUSTEE NOMINEES NAMED ABOVE.

                               PROPOSAL NUMBER 2
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

      At the Special Meeting, shareholders of each of the Funds will be asked to vote on a proposal to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between each Fund and First Bank, which will replace the existing Investment Advisory Agreement (the "Existing Advisory Agreement") between the Trust on behalf of each Fund and Boulevard Bank. The current Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, First Bank or Boulevard Bank, has approved the New Advisory Agreement and recommended that it be submitted to the Funds' shareholders for approval. Execution of the New Advisory Agreement, if approved by shareholders, is contingent upon consummation of the Acquisition of Boulevard Bancorp by FBS as described under "Background of the Special Meeting."

      First Bank is the largest subsidiary bank of FBS, with assets of $15.7 billion at December 31, 1993. First Bank, which is a wholly owned subsidiary of FBS, currently acts as investment adviser to 17 mutual fund portfolios known collectively as the First American Family of Funds, and it proposes to act as investment adviser to five additional funds which are currently in registration. These funds have, in the aggregate, approximately $2.86 billion in assets as of December 31, 1993. For additional information concerning the other funds managed by First Bank, see "Other Funds Managed by First Bank" below, and for additional information concerning the principal executive officers and the directors of First Bank, see "Supplemental Information Concerning First Bank" below. The address of First Bank's principal offices is 601 Second Avenue South, Minneapolis, Minnesota 55480.

DESCRIPTION OF NEW ADVISORY AGREEMENT; COMPARISON WITH EXISTING ADVISORY
AGREEMENT

      Under the New Advisory Agreement, each Fund will engage First Bank to act as investment adviser for, and to manage the assets of, such Fund. The New Advisory Agreement provides that First Bank, at its own expense, shall provide the Trust with all necessary office space, personnel and facilities necessary and incident to the performance of First Bank's services thereunder and shall pay or be responsible for the payment of all compensation to personnel of the Trust and the officers and trustees of the Trust who are affiliated with First Bank or any entity which controls, is controlled by or is under common control with First Bank. First Bank will be responsible only for those expenses expressly stated in the New Advisory Agreement to be its responsibility and shall not be responsible for any other expenses of the Trust or any Fund.

      The New Advisory Agreement also provides that if, in any fiscal year of a Fund, the sum of such Fund's expenses (including deferred organizational expenses and investment advisory fees, but excluding taxes, interest, brokerage fees, payments made to the distributor which are deemed to be made pursuant to Rule 12b-1 under the 1940 Act and, where permitted, extraordinary expenses) exceeds the expense limitations applicable to such Fund then imposed by state securities administrators, First Bank shall reimburse such Fund in the amount of such excess; provided, however, that such payment or refund shall be made only out of the advisory fees paid by the Fund to First Bank during the fiscal year the payment or refund becomes due and shall not exceed such advisory fees unless payment of such excess is required by any applicable state securities administrator and First Bank agrees to be bound by any such requirement. As of the date hereof, the most restrictive such state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1-1/2% of the remaining average net assets of any Fund for any fiscal year. After waivers, fees have historically been below these levels.

      The New Advisory Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding shares of such Fund, or by First Bank, upon 60 days' written notice to the other party. The New Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act) unless the Securities and Exchange Commission issues an order of exemption or a no-action letter to the effect that such assignment does not require termination as a statutory or regulatory matter. Unless sooner terminated as described above, the New Advisory Agreement shall continue in effect with respect to each Fund for a period of more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or by the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (b) the vote of a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of First Bank or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

      In First Bank's view, the New Advisory Agreement contains substantially the same terms as the Existing Advisory Agreement, except as follows:

         INVESTMENT ADVISORY FEES. The New Advisory Agreement provides that each Fund will pay First Bank an advisory fee monthly, based on an annual rate of .70% of the applicable Fund's average daily net assets. The Existing Advisory Agreement provides that each Fund will pay Boulevard Bank an advisory fee daily, based on an annual rate of .75% of Boulevard Blue-Chip Growth Fund's and Boulevard Strategic Balance Fund's respective average daily net assets and based on an annual rate of .70% of Boulevard Managed Income Fund's and Boulevard Managed Municipal Fund's respective average daily net assets.

         Thus, under the New Advisory Agreement, the rate at which advisory fees accrue will decrease slightly with respect to Boulevard Blue-Chip Growth Fund and Boulevard Strategic Balance Fund, and fees will be paid monthly rather than daily. For information concerning current and anticipated waivers of the advisory fee, see "Current and Anticipated Fee Waivers" below.

         STANDARD OF LIABILITY OF ADVISER. The New Advisory Agreement provides that First Bank shall be liable to the Trust and its shareholders or former shareholders for any negligence or willful misconduct on the part of First Bank or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it thereunder, provided, however, that First Bank shall not be liable for any investments made by it in accordance with the explicit or implicit direction of the Board of Trustees of the Trust or the investment objectives and policies of the Trust as set forth in the then-current Registration Statement of the Trust, and provided further that any liability of First Bank resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act. The New Advisory Agreement also provides that First Bank will indemnify the Trust and each Fund with respect to any loss, liability, judgment, cost or penalty which the Trust or any Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the New Advisory Agreement by First Bank. The Existing Advisory Agreement, on the other hand, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder of Boulevard Bank, Boulevard Bank shall not be liable to the Trust or any of the Funds or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security or other asset; the Existing Advisory Agreement also does not contain a contractual indemnity running from Boulevard Bank to the Trust.

         Thus, it is First Bank's view that the New Advisory Agreement is more favorable to the Funds and their shareholders than the Existing Advisory Agreement in that it makes First Bank liable for its negligence (rather than gross negligence, as under the Existing Advisory Agreement) and provides for a contractual indemnity from First Bank to the Trust.

CURRENT AND ANTICIPATED FEE WAIVERS


      During the fiscal year ended November 30, 1993, Boulevard Bank earned $205,299 in advisory fees with respect to Boulevard Blue-Chip Growth Fund, of which $104,323 was waived; $180,729 in advisory fees with respect to Boulevard Strategic Balance Fund, of which $120,486 was waived; $83,941 in advisory fees with respect to Boulevard Managed Municipal Fund, of which $76,691 was waived; and $396,467 in advisory fees with respect to Boulevard Managed Income Fund, of which $198,233 was waived. Boulevard Bank may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Funds, but it can terminate such waiver or reimbursement policy at any time at its sole discretion. Federated Administrative Services, the current administrator of the Funds, is entitled to receive administrative fees of at least $50,000 per year with respect to the Funds but may voluntarily choose to reimburse a portion of its fee at any time.


      Under the proposed new agreements, First Bank and the anticipated new administrator of the Funds have advised the Trustees that they intend to waive a portion of their fees, on a voluntary basis, such that total expenses are not expected to exceed .75% of average daily net assets of the Blue-Chip Growth Fund, .75% of average daily net assets of the Strategic Balance Fund, .60% of average daily net assets of the Managed Municipal Fund, and .60% of average daily net assets of the Managed Income Fund, in each case after the waiver by the Funds' current distributor of Rule 12b-1 fees. Advisory fees will be waived to the extent they would cause the total fund operating expenses to exceed the above limits. Such voluntary waivers are, however, subject to discontinuation at any time.

      Although fees under the New Advisory Agreement may occasionally exceed current levels, First Bank expects that total operating expenses for each Fund under the new agreements, after the voluntary fee waivers described above, will be equal to, or less than, their present levels. For example, for the year ended November 30, 1993, total fund operating expenses were: .78% for Boulevard Blue-Chip Growth Fund, compared to .75% under the proposed agreements; .75% for Boulevard Strategic Balance Fund, compared to .75% under the proposed agreements; .81% for Boulevard Managed Municipal Fund, compared to .60% under the proposed agreements; and .65% for Boulevard Managed Income Fund, compared to .60% under the proposed agreements.

      For additional information regarding the historical and pro forma fees and expenses of the Funds and waivers thereof, see "Actual and Pro Forma Fees and Expenses of the Funds" herein.

PORTFOLIO MANAGERS

      MARTIN L. JONES. Martin Jones is the anticipated new portfolio manager for the Boulevard Managed Income Fund. Martin is currently the head portfolio manager for First American's Fixed Income, Government Bond, Intermediate Term Income, Limited Term Income and Mortgage Securities Funds. Martin heads up First Bank's Fixed Income group with over 20 years of investment experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Martin received his bachelor's degree from Texas Tech University, a master's degree from the University of Texas, and an MBA from the University of Chicago.

      RICHARD W. STANLEY. Dick Stanley is the anticipated new portfolio manager for the Boulevard Managed Municipal Fund. Dick is currently the portfolio manager for First American's Municipal Bond Fund, Minnesota Insured Intermediate Tax Free Fund, and Colorado Intermediate Tax Free Fund. Dick entered the investment business via investment sales with Smith Barney & Co. in 1958. He then moved to Heritage Investment Advisors as head of fixed income investment in 1973. He joined First Bank in early 1986 as Vice President and Manager of Fixed Income Investment/Personal Trust. Dick oversees the management of $800 million in common trust funds (seven common trust funds, of which five are municipal funds). Dick earned an MBA from Cornell University in 1958 and received his Chartered Financial Analyst certification in 1977.

      GERALD C. BREN. Gerald Bren is the anticipated new portfolio co-manager for the Boulevard Blue-Chip Growth Fund and Boulevard Strategic Balance Fund. Gerald has more than 20 years of investment experience and has been First Bank's Manager of Equity Investments since 1986. Gerald earned an MBA from the University of Chicago in 1972 and received his Chartered Financial Analyst certification in 1977.

      ALBIN S. DUBIAK. Al Dubiak is the anticipated new portfolio co-manager of the Boulevard Blue-Chip Growth Fund and Boulevard Strategic Balance Fund. Al began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining First Bank as an investment analyst in 1969. Since 1988, he has been the Director of Investment Research and Fund Management. Al earned his bachelor's degree from Indiana University in 1962 and an MBA from the University of Arizona in 1969.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      If the New Advisory Agreement is approved by Fund shareholders, First Bank will make investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Trustees of the Trust. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund or for other funds in the First American Family of Funds, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each such fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as certain Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better execution for the Funds in some cases.

      In placing orders for securities transactions, the primary criterion for selection of a broker-dealer is expected to be the ability of the broker-dealer, in the opinion of First Bank, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. However, First Bank frequently selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction because of the volatility of the market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

      When consistent with the objectives of prompt execution and favorable net price, orders may be placed with broker-dealers who furnish investment research or services to First Bank. Such research or services include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; and analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows First Bank to supplement its own investment research activities and enables it to obtain the views and information of individuals and research statistics of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to First Bank, First Bank will receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. First Bank believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of funds in the First American Family of Funds may be taken into account as a factor in the allocation of portfolio transactions.

      The Funds will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with First Bank unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

      The foregoing portfolio and brokerage practices of First Bank do not differ materially from those utilized by Boulevard Bank in its capacity as existing investment adviser to the Funds. During the fiscal year ended November 30, 1993, Boulevard Blue-Chip Growth Fund and Boulevard Strategic Balance Fund paid $18,904 and $15,230, respectively, in commissions on brokerage transactions. Boulevard Managed Municipal Fund and Boulevard Managed Income Fund paid no commissions on brokerage transactions during the same period.

OTHER FUNDS MANAGED BY FIRST BANK

      As previously noted, First Bank currently acts as investment adviser to 17 mutual fund portfolios known as the First American Family of Funds, and it proposes to act as investment adviser to five additional funds which are currently in registration. The following table identifies each such fund, sets forth each fund's respective net assets at December 31, 1993, and lists each fund's respective per annum advisory fee rates as percentages of average daily net assets. The first 12 funds named below are series of First American Investment Funds, Inc. ("FAIF"), the next five funds are currently in registration for future inclusion in FAIF, and the last five funds named below are series of First American Funds, Inc. ("FAF"). First Bank has acted as investment adviser to FAIF since its inception in 1987 and as investment adviser to FAF since 1982.

                                                               ADVISORY FEE SCHEDULE            PER ANNUM
                          NET ASSETS                                                            ADVISORY
FUND                      AT 12/31/93                  AVERAGE DAILY NET ASSETS                 FEE RATE
                        (IN THOUSANDS)
Government Bond         $       3,866.8  On first $100 million                                        .50%
Fund                                     On next $150 million                                         .40%
                                         On average daily net assets over $250 million                .30%

Municipal Bond          $       3,226.4  On first $100 million                                        .50%
Fund                                     On next $150 million                                         .40%
                                         On average daily net assets over $250 million                .30%

Fixed Income Fund       $      53,266.2  On first $100 million                                        .50%
                                         On next $150 million                                         .40%
                                         On average daily net assets over $250 million                .30%

Stock Fund              $     123,332.6  On first $100 million                                        .70%
                                         On next $150 million                                         .60%
                                         On next $250 million                                         .50%
                                         On average daily net assets over $500 million                .40%

                                                               ADVISORY FEE SCHEDULE
                                                                                                PER ANNUM
                          NET ASSETS                                                            ADVISORY
FUND                      AT 12/31/93                  AVERAGE DAILY NET ASSETS                 FEE RATE
                        (IN THOUSANDS)
Special Equity          $      93,147.4  On first $100 million                                        .70%
Fund                                     On next $150 million                                         .60%
                                         On next $250 million                                         .50%
                                         On average daily net assets over $500 million                .40%

Intermediate Term       $      64,401.6  Any amount                                                   .70%
Income Fund

Equity Index Fund       $     153,299.2  Any amount                                                   .70%

Regional Equity Fund    $      67,999.1  Any amount                                                   .70%

Limited Term Income     $      99,692.7  Any amount                                                   .70%
Fund

Balanced Fund           $     121,521.2  Any amount                                                   .70%

Asset Allocation Fund   $      55,590.4  Any amount                                                   .70%

Mortgage Securities     $      33,265.7  Any amount                                                   .70%
Fund

Minnesota Insured       $           -0-  Any amount                                                   .70%
Intermediate Tax Free
Fund*

Colorado Intermediate   $           -0-  Any amount                                                   .70%
Tax Free Fund*

Emerging Growth Fund*   $           -0-  Any amount                                                   .70%

Technology Fund*        $           -0-  Any amount                                                   .70%

International Fund*     $           -0-  Any amount                                                  1.25%

                                                               ADVISORY FEE SCHEDULE
                                                                                                PER ANNUM
                          NET ASSETS                                                            ADVISORY
FUND                      AT 12/31/93                  AVERAGE DAILY NET ASSETS                 FEE RATE
                        (IN THOUSANDS)
First American Money    $      38,408.5  Any amount                                                   .40%
Fund

First American          $   1,026,158.4  Any amount                                                   .40%
Institutional Fund

First American          $     165,341.8  Any amount                                                   .40%
Institutional Gov-
ernment Fund

First American CT       $     579,742.3  Any amount                                                   .50%
Treasury Fund

First American CT       $     184,061.5  Any amount                                                   .50%
Government Fund

- ---------
*   These funds are currently in registration.

      First Bank has voluntarily waived portions of its advisory fee from time to time with respect to certain of the funds identified above. Such waivers can be discontinued at any time.

SUPPLEMENTAL INFORMATION REGARDING FIRST BANK

      The identities of the directors and executive officers of First Bank, together with information as to their other principal occupations, are set forth below. The business address for each of the persons listed is that of First Bank, 601 Second Avenue South, Minneapolis, Minnesota 55480.

NAME                         POSITION WITH FIRST BANK          OTHER PRINCIPAL OCCUPATIONS
John F. Grundhofer       Chairman, President and Chief      Chairman, President and Chief
                         Officer                            Executive Officer of First Bank
                                                            System, Inc. ("FBS")

Richard A. Zona          Director, Vice Chairman and Chief  Vice Chairman and Chief Financial
                         Financial Officer                  Officer of FBS

William F. Farley        Director and Vice Chairman         Vice Chairman and Head of the
                                                            Distribution Group of FBS

Philip G. Heasley        Director and Executive Vice        Vice Chairman and Head of the
                         President                          Product Group of FBS

NAME                         POSITION WITH FIRST BANK          OTHER PRINCIPAL OCCUPATIONS
Daniel C. Rohr           Director and Executive Vice        Executive Vice President of
                         President                          Commercial Banking of FBS

J. Robert Hoffman        Director and Executive Vice        Executive Vice President of
                         President                          Credit Administration of FBS

Michael J. O'Rourke      Director, Executive Vice Pres-     Executive Vice President,
                         ident and Secretary                Secretary and Secretary of FBS

      The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions. Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate administrative agencies, First Bank believes that it is not prohibited from performing the investment advisory services called for under the New Advisory Agreement. In the event of changes in federal or state statutes or regulations or judicial or administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, First Bank might be prohibited from continuing to act as investment adviser to the Funds. In such event, the Board of Trustees would make other arrangements, and it is not expected that Fund shareholders would be adversely affected. Boulevard Bank, the current investment adviser to the Funds, and its holding company also are subject to substantially similar restrictions.

VOTING INFORMATION

      Under the 1940 Act, the shareholders of each Fund must approve the New Advisory Agreement with respect to such Fund. Approval of the New Advisory Agreement for each Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of such Fund. For this purpose, the term "majority of the outstanding voting securities" means the lesser of (a) the vote of 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) the vote of more than 50% of the outstanding voting securities of the Fund. Unless otherwise instructed, the persons named as proxies will vote for approval of the New Advisory Agreement.

      If the shareholders of any Fund fail to approve the New Advisory Agreement, the Board of Trustees will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider approval of the New Advisory Agreement. Under the provisions of the 1940 Act and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will terminate immediately upon the consummation of the Acquisition of Boulevard Bancorp by FBS. If such a termination should occur before a new advisory agreement has been approved by Fund shareholders, the Trustees have selected Boulevard Bank to continue providing advisory services to the Funds for compensation equal to the lesser of (a) the amounts which would be payable to it under the Existing Advisory Agreement, or (b) the actual out-of-pocket costs and expenses incurred by it in providing such investment advisory services. In such event, Boulevard Bank has agreed to provide its services in accordance with those terms, pending shareholder approval of the New Advisory Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE NEW ADVISORY AGREEMENT WITH FIRST BANK.

                               PROPOSAL NUMBER 3
                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by shareholders.

      Price Waterhouse has acted as independent public accountants for the Trust since its inception in December 1992. KPMG Peat Marwick acts as independent public accountants for the funds which are members of the First American Family of Funds. At the request of First Bank, in connection with the Trust's becoming a part of the First American Family of Funds, as described elsewhere herein, the current Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Boulevard Bank, has appointed KPMG Peat Marwick to become the Trust's independent public accountants for the current fiscal year. This appointment is contingent upon consummation of the Acquisition of Boulevard Bancorp by FBS as described under "Background of the Special Meeting" and upon shareholder approval of Proposal Numbers 1 and 2 discussed above.


      KPMG Peat Marwick has no direct or material indirect financial interest in the Trust, Boulevard Bank, or First Bank, other than the receipt of fees for services to the Trust and the First American Family of Funds. Representatives of KPMG Peat Marwick will be given the opportunity to make a statement to shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.


      Price Waterhouse has not rendered any adverse or qualified opinions, or any disclaimers of opinions, with respect to the Trust, and the Trust has not had any disagreement with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Price Waterhouse, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

VOTING INFORMATION


      The affirmative vote of a majority of all series of shares represented at the Special Meeting, voting together and not as separate series, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick as the Trust's independent public accountants. If the shareholders of any Fund fail to ratify the selection of KPMG Peat Marwick as independent public accountants to the Trust, the Board of Trustees will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider the ratification of the selection of KPMG Peat Marwick as the Trust's independent public accountants.

     THE BOARD OF TRUSTEES RECOMMENDS RATIFICATION OF KPMG PEAT MARWICK AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE TRUST.

               ADDITIONAL ANTICIPATED CHANGES AFFECTING THE FUNDS

      If shareholders of the Funds approve the proposals to be acted upon at the Special Meeting, First Bank expects to advise the new Board of Trustees to take several additional actions in order to bring the Funds into the First American Family of Funds. These actions, which are described in the remainder of this section, do not require approval by shareholders of the Funds. Although there is no reason to believe that the actions described below will not be taken, the new Board of Trustees will have the ability to take other or additional actions with respect to the matters described below or other matters if, in their judgment, circumstances then in existence warrant such actions as being in the best interests of the Funds and their shareholders.

CHANGES OF NAME OF TRUST AND FUNDS

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will take action to change the name of the Trust to "First American Mutual Funds," to delete the word "Boulevard" from the name of each Fund, and to delete the word "Blue-Chip" from the Blue-Chip Growth Fund, thus changing their respective names to Growth Fund, Strategic Balance Fund, Managed Municipal Fund, and Managed Income Fund. These actions would be taken in order to identify the Trust and the Funds as a part of the First American Family of Funds.

SALES CHARGES

     Boulevard Blue-Chip Growth Fund, Boulevard Strategic Balance Fund, Boulevard Managed Municipal Fund, and Boulevard Managed Income Fund presently are subject to front-end sales charges of 4.0%, 4.0%, 3.0% and 3.0%, respectively, expressed as percentages of their respective offering prices. These sales charges are subject to discounts for certain quantity purchases, under a right of accumulation, and under certain other circumstances described in the Funds' current prospectuses. The front-end sales charge was waived on purchases of shares prior to January 31, 1994, by deposit or credit customers of Boulevard Bank and its affiliates and spouses and children under 21 of such customers. This waiver is no longer in effect. None of the Funds carries any deferred sales load or redemption fee.

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will be requested to approve front-end sales charges of 4.5% for Boulevard Blue-Chip Growth Fund, 4.5% for Boulevard Strategic Balance Fund, 2.0% for Boulevard Managed Municipal Fund, and 2.0% for Boulevard Managed Income Fund, expressed in each case as a percentage of the applicable offering price. These sales charges are also subject to discounts for certain quantity purchases under a right of accumulation. It is expected that the Funds will continue to carry no deferred sales load or redemption fee. For additional information concerning anticipated front-end sales charges by SEI Financial Services, see "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement" below.

      As described below under "Possible Creation of Retail and Institutional Classes of Shares," the new Board of Trustees may determine that shares of one or more Funds shall be classified into "Retail Class Shares" and "Institutional Class Shares." In such event, it is anticipated that the Institutional Class Shares of such a Fund would not be subject to a front-end sales charge.

RULE 12B-1 PLAN OF DISTRIBUTION

      Each Fund is currently subject to a "compensation-type" Rule 12b-1 Plan of Distribution (the "Existing Plan"), pursuant to which each Fund may pay to Federated Securities Corp., the Funds' current principal distributor ("Federated Securities"), an amount computed at an annual rate of. 25% of the applicable Fund's average daily net assets to finance any activity which is principally intended to result in the sale of shares subject to the Existing Plan. Such activities may include the advertising and marketing of shares of such Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Existing Plan. Because the Existing Plan is a "compensation-type" plan, each Fund pays its principal distributor the fee described, rather than reimbursing the principal distributor for actual expenses incurred. As described below under "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement," there has been, to date, no accrual or payment of fees under the 12b-1 plan.

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will not materially change the Existing Plan, other than to substitute SEI Financial Services Company ("SEI Financial Services"), the expected new principal distributor for the Funds, for Federated Securities as the principal distributor named in the Existing Plan. For information concerning anticipated waivers of 12b-1 fees by SEI Financial Services, see
"Description of New Distribution Agreement; Comparison with Existing Distribution Agreement" below. The Existing Plan will not be amended to increase materially the amount to be spent for distribution without the approval of Fund shareholders, which is not being sought at the Special Meeting.

      As described below under "Possible Creation of Retail and Institutional Classes of Shares," the new Board of Trustees may determine that shares of one or more Funds shall be classified into "Retail Class Shares" and "Institutional Class Shares." In such event, it is anticipated that the Institutional Class Shares of such a Fund would not be subject to 12b-1 fees.

DESCRIPTION OF NEW DISTRIBUTION AGREEMENT;
COMPARISON WITH EXISTING DISTRIBUTION AGREEMENT

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will be requested to approve a new distribution agreement (the "New Distribution Agreement") between SEI Financial Services and each Fund, to replace the current distribution agreement (the "Existing Distribution Agreement") between Federated Securities and each Fund. SEI Financial Services is the principal distributor for the other funds in the First American Family of Funds and for a number of other registered investment companies. SEI Financial Services, a wholly owned subsidiary of SEI Corporation ("SEI"), is a Pennsylvania corporation organized in 1981, the principal offices of which are located at 680 East Swedesford Road, Wayne, Pennsylvania 19087. SEI Financial Services and SEI are not affiliated with First Bank or FBS.

      Under the New Distribution Agreement, each Fund will appoint SEI Financial Services to act as the principal distributor to sell and distribute shares of such Fund. Following such appointment, shares of the Funds will be distributed through SEI Financial Services and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with SEI Financial Services to perform share distribution or shareholder support services. FBS Investment Services, Inc., a wholly owned broker-dealer subsidiary of First Bank, may become such a Participating Institution and receive compensation for providing such share distribution or other services. The New Distribution Agreement will provide that the sale of Fund shares may be suspended without prior notice whenever in the judgment of the applicable Fund it is in its best interest to do so, and all subscriptions, offers, or sales of shares shall be subject to acceptance or rejection by such Fund.

      The New Distribution Agreement will provide that SEI Financial Services will be entitled to retain the sales charge, if any, paid upon purchase of Fund shares. See "Sales Charges" above. In addition, SEI Financial Services will be entitled to receive 12b-1 fees under the Existing Plan as described above under "Rule 12b-1 Plan of Distribution." Participating Institutions may receive portions of such sales charges and 12b-1 fees for providing share distribution and shareholder services with respect to the Funds. As previously noted, the sales charge was waived for certain Boulevard Bank customers and related persons through January 31, 1994, although this waiver is no longer in effect (see "Sales Charges" above), and Federated Securities has not accrued or waived any 12b-1 fees to date (see
"Rule 12b-1 Plan of Distribution" above). Under the New Distribution Agreement, SEI Financial Services also anticipates waiving its 12b-1 fees, at least until a separate class of shares has been created for certain institutional investors (see "Possible Creation of Retail and Institutional Classes of Shares" below).

      It is anticipated that the New Distribution Agreement will be effective for one year, and thereafter for one-year terms if approved by the Board of Trustees, including a majority of those Trustees who are not "interested persons" within the meaning of the 1940 Act. The New Distribution Agreement may be terminated with respect to a Fund at any time by the vote of a majority of the disinterested Trustees, by a majority of the outstanding voting securities of such Fund, or by SEI Financial Services, on 60 days' written notice. The New Distribution Agreement will automatically terminate in the event of an "assignment" (as defined in the 1940 Act) by SEI Financial Services. The New Distribution Agreement may be amended at any time by mutual agreement in writing of the parties thereto, provided that such amendment is approved by the Trustees of the Trust, including a majority of the disinterested Trustees.

      The New Distribution Agreement is expected to contain terms substantially similar to those in the Existing Distribution Agreement, except as follows: The New Distribution Agreement is expected to provide that SEI Financial Services shall be indemnified by the Trust and be without liability for any action taken or thing to be done by it in performing its duties under such Agreement, except acts or omissions involving willful misfeasance, bad faith, negligence, or reckless disregard of its duties. Likewise, the Fund shall be indemnified by SEI Financial Services and be without liability for any action taken or thing done by SEI Financial Services in performing its duties in contravention of the above standards. The Existing Distribution Agreement, on the other hand, provides that Federated Securities shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement. Thus, the New Distribution Agreement differs from the Existing Distribution Agreement in that it provides for a contractual indemnity from the distributor to the Trust. In addition, the New Distribution Agreement makes the distributor liable for its negligence (rather than gross negligence, as under the Existing Distribution Agreement).

DESCRIPTION OF NEW ADMINISTRATIVE, FUND ACCOUNTING, AND SHAREHOLDER SERVICE AGREEMENTS;
COMPARISON WITH EXISTING AGREEMENTS

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will approve a new administrative services agreement and a new fund accounting and shareholder recordkeeping agreement (collectively, the "New Administrative Agreements") between each Fund and SEI Financial Management Corporation ("SEI Financial Management") to replace similar agreements (collectively, the "Existing Administrative Agreements") now in effect between each Fund and Federated Administrative Services (with respect to administrative services) and Federated Services Company (with respect to fund accounting and shareholder recordkeeping services). SEI Financial Management Corporation is a wholly owned subsidiary of SEI. See
"Description of New Distribution Agreement; Comparison with Existing Distribution Agreement" above. Under the New Administrative Agreements, SEI Financial Management will provide the Funds with certain administrative services necessary to operate the Funds, including specified shareholder servicing and recordkeeping services (including transfer agency and dividend disbursing services) and certain legal and Fund accounting services. The scope of the services called for under the New Administrative Agreements and the Existing Administrative Agreements is expected to be substantially similar.

      It is expected that the aggregate fees payable under the New Administrative Agreements will consist of (a) a per annum amount equal to .20% of each Fund's average daily net assets, payable monthly, subject to a minimum of $50,000 per annum per Fund; (b) a total of $15.50 per annum per shareholder account (in the case of declared dividend Funds) or of $22.50 per annum per shareholder account (in the case of daily dividend accrual Funds), subject to a minimum monthly transfer agency fee of $750 per Fund or class within a fund and to a $.10 per month per closed account fee; and
(c) reimbursement of specified out-of-pocket expenses incurred in providing the specified services. Aggregate fees payable under the Existing Administrative Agreements have consisted of (1) a per annum amount equal to .15% of each Fund's average daily net assets on the first $250 million of assets, .125% on the next $250 million of assets, .10% on the next $250 million of assets, and .075% on average daily net assets in excess of $750 million, payable monthly, subject to a minimum of $50,000 per annum per Fund; (2) $30,000 per annum per Fund plus a per annum amount equal to .02% of each Fund's average daily net assets from $100 million to $250 million, .015% on assets from $250 million to $500 million, .01% on assets from and over $500 million, plus $1,000 per month per Fund for each class beyond the first class, subject to a flat monthly fee of $1,000 per class with no asset charge where Federated is the only shareholder of such class; (3) a total of $15.50 per annum per shareholder account (in the case of declared dividend Funds) or of $22.50 per annum per shareholder account (in the case of daily dividend accrual Funds), subject to a minimum monthly transfer agency fee of $1,000 per Fund or class within a fund and to a $.10 per month per closed account fee; and (4) reimbursement of specified out-of-pocket expenses incurred in providing the specified services.

      Under both the Existing and New Administration Agreements, the respective administrators may choose voluntarily to reimburse a portion of their fees at any time.

      It is anticipated that the New Administrative Agreements will be terminable on 90 days' notice, whereas the Existing Administrative Agreements are terminable on 120 days' notice.

NEW CUSTODIAN AGREEMENT; COMPARISON WITH EXISTING CUSTODIAN AGREEMENT

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will approve a new custodian agreement (the "New Custodian Agreement") between each Fund and First Trust National Association ("First Trust"), to replace a similar agreement (the "Existing Custodian Agreement") now in effect between each Fund and State Street Bank and Trust Company. First Trust is a national banking association and is a wholly owned subsidiary of FBS. See "Background of the Special Meeting." It thus is a sister subsidiary of First Bank, the proposed new investment adviser.

      Under the New Custodian Agreement, First Trust will provide custodian services to each Fund of a scope substantially similar to that called for under the Existing Custodian Agreement. It is expected that the fee payable under the New Custodian Agreement will consist of a per annum amount equal to .03% of each Fund's average daily net assets, payable monthly, plus reimbursement of out-of-pocket expenses incurred in providing the specified services. Under the Existing Custodian Agreement, State Street Bank and Trust Company is paid a one basis point asset-based fee plus certain other transaction expenses, including wire fees, ACH Fees, and earnings credit/debit charges. For the period ending November 30, 1993, these fees totaled approximately .03% of average daily net assets for Boulevard Blue-Chip Growth Fund and Boulevard Managed Income Fund, .04% for Boulevard Strategic Balance Fund, and .06% for Boulevard Managed Municipal Fund.

      It is anticipated that the New Custodian Agreement will be terminable on 90 days' notice, whereas the Existing Custodian Agreement is terminable on 60 days' notice.

CHANGE IN FISCAL YEAR

      The fiscal year of each Fund currently begins on December 1 and ends on November 30. If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, it is expected that the new Board of Trustees will approve a change in each Fund's fiscal year to begin on October 1 and end on September 30. This change would conform the Funds' fiscal years to those of the other funds in the First American Family of Funds.

POSSIBLE CREATION OF RETAIL AND INSTITUTIONAL CLASSES OF SHARES

      Several of the existing funds in the First American Family of Funds currently offer both "Retail" and "Institutional" classes of shares. The Institutional Class Shares of a fund may be purchased only by banks and certain other institutions for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity, while the Retail Class Shares of such a fund may be purchased by any investor. Retail Class Shares are subject to a front-end sales charge and 12b-1 fees, while Institutional Class Shares are not.

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, the new Board of Trustees may determine that shares of one or more of the Funds shall be classified into Retail Class Shares and Institutional Class Shares like those of the other First American funds described above. Similar arrangements are contemplated under the current prospectuses for the Funds, which state that each "Fund will not accrue or pay 12b-1 fees until a separate class of shares has been created for certain institutional investors." Thus, the existing Board of Trustees has, and the new Board of Trustees will have, the ability to create new classes of shares of the Funds and to provide for 12b-1 fees with respect to existing classes of the Funds. The maximum level of 12b-1 fees presently authorized (.25% of average daily net assets of each Fund) cannot be changed without shareholder approval, which is not being sought at the Special Meeting. See "Rule 12b-1 Plan of Distribution" above.

      As noted above, the Retail Class Shares of those funds in the First American Family of Funds which have classified shares are subject to a front-end sales charge, and Retail Class Shares of the Funds, if created by the new Board of Trustees, also may be expected to be subject to such a front-end sales charge. Shares of each of the Funds currently are subject to a front-end sales charge. See "Sales Charges" above.

POSSIBLE FUND MERGERS

      If the proposals to be acted upon at the Special Meeting are approved by Fund shareholders, the new Board of Trustees may determine at some time in the future that one or more of the Funds should be merged with one or more funds in the existing First American Family of Funds which have similar investment objectives. Such a transaction might take the form of a statutory merger or of a transfer of assets from a Fund to an existing or newly-organized First American fund in return for shares of the First American fund, followed by the distribution of such shares to the Fund's shareholders. Such a transaction would be intended, among other things, to realize economies of scale in fund operation which are not available to relatively small Funds and to reduce the expenses inherent in the operation of multiple corporate entities.

      Any such transaction would require an affirmative vote by holders of the Funds affected, which is not being sought at the Special Meeting. In addition, under the current composition of the boards of directors of the other funds in the First American Family of Funds, such a transaction could not be undertaken for three years unless the Trust or First Bank obtained certain exemptive or no-action relief from the Securities and Exchange Commission. As described below under "Section 15(f) of the Investment Company Act of 1940," the Trust or First Bank may determine to seek such relief.

              SECTION 15(F) OF THE INVESTMENT COMPANY ACT OF 1940

      Under existing case law (including Rosenfeld v. Black, 445 F.2d 1337 (2d Cir. 1971), cert. dismissed, 409 U.S. 802 (1972)), shareholders of an investment company (such as each of the Funds) may have certain rights to recover amounts received when an interest in an investment adviser is sold, to the extent that such amounts exceed the fair market value of the interest so sold. In Rosenfeld
v. Black, the Court of Appeals discussed and applied the principle that a fiduciary office, such as that held by an investment adviser, cannot be sold for the personal gain of the fiduciary; the court then remanded the case to the trial court to determine whether any portion of the amount received upon the sale of an interest in the investment adviser there at issue represented payment for its fiduciary office. In the proposed Acquisition of Boulevard Bancorp by FBS, shareholders of Boulevard Bancorp will receive shares of common stock of FBS in exchange for their Boulevard Bancorp shares, and FBS will acquire indirect ownership of Boulevard Bank, the current investment adviser to the Funds. Thus, it might be argued that the principle of Rosenfeld v. Black could apply to these circumstances, although no amount of the consideration being received by Boulevard Bancorp shareholders is being attributed by the parties to any value which might inhere in Boulevard Bank's advisory relationship to the Funds.

      After Rosenfeld v. Black was decided, Congress amended the 1940 Act by adding Section 15(f), a "safe harbor" provision. Section 15(f) provides that, in connection with the sale of any interest in an investment adviser which results in an "assignment" of an investment advisory contract, an investment adviser of a registered investment company (such as the Funds), or an affiliated person of such investment adviser, may receive any amount or benefit in connection therewith if two conditions are satisfied. The first condition is that, during the three-year period immediately following the sale, at least 75% of the members of the board of directors of the investment company must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or the predecessor adviser. If the nominees to the Board of Trustees named elsewhere herein are elected, the Trust will meet this condition because four out of its five Trustees will not be such "interested persons." The Funds intend to continue to meet this condition for at least three years after the date the Acquisition is consummated, and First Bank has undertaken to refrain from any act the direct result of which would cause more than 25% of the members of the Board of Trustees of the Trust to be such "interested persons" during such three-year period; provided, in each case, that this condition and undertaking may be disregarded in the event that the Trust and/or First Bank receive an exemptive order or no-action relief from the Securities and Exchange Commission permitting such action.

      The second condition of Section 15(f) is that an "unfair burden" cannot be imposed on the investment company as a result of the transaction giving rise to the assignment of the contract or as a result of any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement, during the two-year period after the date on which the transaction occurs, whereby the investment adviser or any predecessor or successor investment adviser or any interested person of any such person receives or is entitled to receive any compensation directly or indirectly (a) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company, other than bona fide ordinary compensation as principal underwriter of such company, or (b) from such company or its security holders for other than bona fide investment advisory or other services. Management of the Funds is not aware of any express or implied arrangement to impose an unfair burden on the Funds as a result of the proposed Acquisition or the transfer of advisory functions to First Bank, and First Bank has undertaken that during the two-year period referred to above it will take no action the direct result of which would be to impose an unfair burden on any of the Funds. Nothing in this undertaking will preclude First Bank from seeking, and the Board of Trustees of the Trust from approving and recommending to shareholders, based on circumstances existing at the time, increases in advisory and other fees and arrangements for bona fide investment advisory and other services. However, First Bank has no current intention of seeking to raise such fees.

      Section 15(f) contains a provision in effect permitting the Securities and Exchange Commission to grant exemptive relief from the 75% "disinterested persons" condition described above if there is a "substantial disparity" between the assets of an acquiring fund and an acquired fund in a merger or acquisition of assets in which the larger fund is the acquiring entity. The Trust and/or First Bank may seek exemptive or no-action relief based on this provision at some time in the future in order to permit the merger or acquisition of assets of some or all of the Funds by existing First American funds (the current boards of which do not satisfy the 75% "disinterested persons" condition because two of their six members are "interested"). Any merger or asset acquisition involving the Funds which might be proposed in the future would be subject to approval by the shareholders of the Funds. See "Additional Anticipated Changes Affecting the Funds--Possible Fund Mergers" above.

              ACTUAL AND PRO FORMA FEES AND EXPENSES OF THE FUNDS

      The following tables set forth (a) in the "Actual" columns, the fees and expenses actually incurred by each Fund (in dollars and as a percentage of average daily net assets) during the fiscal year ended November 30, 1993, and
(b) in the "Pro Forma" columns, the fees and expenses that would have been incurred by each Fund during such period if the proposed New Advisory Agreement described under "Proposal Number Two--Approval of New Investment Advisory Agreement" (including anticipated fee waivers and reimbursements) and the anticipated service arrangements described under "Additional Anticipated Changes Affecting the Funds" (including anticipated fee waivers and reimbursements) had been in effect. The following tables should not be considered a representation of future expenses. Actual expenses incurred in the future may be greater or less than those shown below.

BOULEVARD BLUE-CHIP GROWTH FUND

                                                                   YEAR ENDED NOVEMBER 30, 1993
                                                        ACTUAL                        PRO FORMA
                                                              AS % OF                         AS % OF
                                                IN         AVERAGE DAILY        IN         AVERAGE DAILY
                                              DOLLARS       NET ASSETS        DOLLARS       NET ASSETS       % CHANGE
Management Fee (1)........................  $   100,976               0.37% $   107,930               0.39%        0.02%
12b-1 Fees (2)............................            0               0.00            0               0.00         0.00
Total Other Expenses (3)..................      110,802               0.41       97,369               0.36        (0.05)
     Total Fund Operating
       Expenses (4).......................      211,778               0.78      205,299               0.75        (0.03)

- ---------
(1) During the year ended November 30, 1993, the Management Fee accrued at an actual rate of .75% of average daily net assets, for a total of $205,299; of this amount, $104,323 was waived. Under the New Advisory Agreement, the Management Fee will accrue at an actual rate of .70% of average daily net assets, but First Bank plans to waive a portion of its fees, on a voluntary basis, such that total expenses are not expected to exceed .75% of total daily net assets. For the year ended November 30, 1993, a Management Fee of $191,612 would have accrued under the New Advisory Agreement; of this amount, $83,682 would have been waived. See "Proposal Number 2-- Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers."

(2) During the year ended November 30, 1993, the Fund did not pay or accrue 12b-1 Fees. The Fund will not accrue or pay 12b-1 Fees until a separate class of shares has been created for certain institutional investors. The Fund can pay up to .25% of average daily net assets as a 12b-1 Fee to the distributor. Under the anticipated distribution agreement with SEI Financial Services, the Fund will accrue 12b-1 Fees in an amount equal to .25% of average daily net assets. SEI Financial plans to waive its 12b-1 Fees until a separate class of shares has been created for certain institutional investors. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Rule 12b-1 Plan of Distribution" and "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement."


(3) During the year ended November 30, 1993, actual Total Other Expenses were $135,138, of which $24,335 was waived. For the year ended November 30, 1993, Total Other Expenses would have been $97,369 under the anticipated new Fund service agreements without any waiver. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Description of New Administrative, Fund Accounting, and Shareholder Service Agreements; Comparison with Existing Agreements."


(4) For the year ended November 30, 1993, Total Fund Operating Expenses, absent waivers, were $340,436, or 1.24% of average daily net assets. Under the proposed new agreements, Total Fund Operating Expenses, absent waivers, would have been $288,981, or 1.06% of average daily net assets.

BOULEVARD STRATEGIC BALANCE FUND

                                                                   YEAR ENDED NOVEMBER 30, 1993
                                                        ACTUAL                        PRO FORMA
                                                              AS % OF                         AS % OF
                                                IN         AVERAGE DAILY        IN         AVERAGE DAILY
                                              DOLLARS       NET ASSETS        DOLLARS       NET ASSETS       % CHANGE
Management Fee (1)........................  $    60,243               0.25% $    90,767               0.38%        0.13%
12b-1 Fees (2)............................            0               0.00            0               0.00         0.00
Total Other Expenses (3)..................      120,428               0.50       89,904               0.37        (0.13)
     Total Fund Operating
       Expenses (4).......................      180,671               0.75      180,671               0.75         0.00

- ---------
(1) During the year ended November 30, 1993, the Management Fee accrued at an actual rate of .75% of average daily net assets, for a total of $180,729; of this amount, $120,486 was waived. Under the New Advisory Agreement, the Management Fee will accrue at an actual rate of .70% of average daily net assets, but First Bank plans to waive a portion of its fees, on a voluntary basis, such that total expenses are not expected to exceed .75% of total daily net assets. For the year ended November 30, 1993, a Management Fee of $168,684 would have accrued under the New Advisory Agreement; of this amount, $77,855 would have been waived. See "Proposal Number 2-- Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers."

(2) During the year ended November 30, 1993, the Fund did not pay or accrue 12b-1 Fees. The Fund will not accrue or pay 12b-1 Fees until a separate class of shares has been created for certain institutional investors. The Fund can pay up to .25% of average daily net assets as a 12b-1 Fee to the distributor. Under the anticipated distribution agreement with SEI Financial Services, the Fund will accrue 12b-1 Fees in an amount equal to .25% of average daily net assets. SEI Financial plans to waive its 12b-1 Fees until a separate class of shares has been created for certain institutional investors. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Rule 12b-1 Plan of Distribution" and "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement."

(3) During the year ended November 30, 1993, actual Total Other Expenses were $146,614, of which $26,186 was waived. For the year ended November 30, 1993, Total Other Expenses would have been $89,904 under the anticipated new Fund service agreements without any waiver. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Description of New Administrative, Fund Accounting, and Shareholder Service Agreements; Comparison with Existing Agreements."

(4) For the year ended November 30, 1993, Total Fund Operating Expenses, absent waivers, were $327,343, or 1.36% of average daily net assets. Under the proposed new agreements, Total Fund Operating Expenses, absent waivers, would have been $258,588, or 1.07% of average daily net assets.

BOULEVARD MANAGED MUNICIPAL FUND

                                                                   YEAR ENDED NOVEMBER 30, 1993
                                                        ACTUAL                        PRO FORMA
                                                              AS % OF                         AS % OF
                                                IN         AVERAGE DAILY        IN         AVERAGE DAILY
                                              DOLLARS       NET ASSETS        DOLLARS       NET ASSETS       % CHANGE
Management Fee (1)........................  $     7,250               0.06% $       541               0.01%       (0.05%)
12b-1 Fees (2)............................            0               0.00            0               0.00         0.00
Total Other Expenses (3)..................       90,469               0.75       71,406               0.59        (0.16)
     Total Fund Operating
       Expenses (4).......................       97,719               0.81       71,947               0.60        (0.21)

- ---------
(1) During the year ended November 30, 1993, the Management Fee accrued at an actual rate of .70% of average daily net assets, for a total of $83,941; of this amount, $76,691 was waived. Under the New Advisory Agreement, the Management Fee will accrue at an actual rate of .70% of average daily net assets, but First Bank plans to waive a portion of its fees, on a voluntary basis, such that total expenses are not expected to exceed .60% of total daily net assets. For the year ended November 30, 1993, a Management Fee of $83,941 would have accrued under the New Advisory Agreement; of this amount, $83,400 would have been waived. See "Proposal Number 2-- Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers."

(2) During the year ended November 30, 1993, the Fund did not pay or accrue 12b-1 Fees. The Fund will not accrue or pay 12b-1 Fees until a separate class of shares has been created for certain institutional investors. The Fund can pay up to .25% of average daily net assets as a 12b-1 Fee to the distributor. Under the anticipated distribution agreement with SEI Financial Services, the Fund will accrue 12b-1 Fees in an amount equal to .25% of average daily net assets. SEI Financial plans to waive its 12b-1 Fees until a separate class of shares has been created for certain institutional investors. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Rule 12b-1 Plan of Distribution" and "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement."

(3) During the year ended November 30, 1993, actual Total Other Expenses were $127,702, of which $37,233 was waived. For the year ended November 30, 1993, Total Other Expenses would have been $71,406 under the anticipated new Fund service agreements without any waiver. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Description of New Administrative, Fund Accounting, and Shareholder Service Agreements; Comparison with Existing Agreements."

(4) For the year ended November 30, 1993, Total Fund Operating Expenses, absent waivers, were $211,643, or 1.77% of average daily net assets. Under the proposed new agreements, Total Fund Operating Expenses, absent waivers, would have been $155,347, or 1.30% of average daily net assets.

BOULEVARD MANAGED INCOME FUND

                                                                   YEAR ENDED NOVEMBER 30, 1993
                                                        ACTUAL                        PRO FORMA
                                                              AS % OF                         AS % OF
                                                IN         AVERAGE DAILY        IN         AVERAGE DAILY
                                              DOLLARS       NET ASSETS        DOLLARS       NET ASSETS       % CHANGE
Management Fee (1)........................  $   198,234               0.35% $   174,091               0.31%       (0.04%)
12b-1 Fees (2)............................            0               0.00            0               0.00         0.00
Total Other Expenses (3)..................      167,355               0.30      165,734               0.29        (0.01)
     Total Fund Operating
       Expenses (4).......................      365,589               0.65      339,825               0.60        (0.05)

- ---------


(1) During the year ended November 30, 1993, the Management Fee accrued at an actual rate of .70% of average daily net assets, for a total of $396,466; of this amount, $198,233 was waived. Under the New Advisory Agreement, the Management Fee will accrue at an actual rate of .70% of average daily net assets, but First Bank plans to waive a portion of its fees, on a voluntary basis, such that total expenses are not expected to exceed .60% of total daily net assets. For the year ended November 30, 1993, a Management Fee of $396,467 would have accrued under the New Advisory Agreement; of this amount, $222,376 would have been waived. See "Proposal Number 2-- Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers."


(2) During the year ended November 30, 1993, the Fund did not pay or accrue 12b-1 Fees. The Fund will not accrue or pay 12b-1 Fees until a separate class of shares has been created for certain institutional investors. The Fund can pay up to .25% of average daily net assets as a 12b-1 Fee to the distributor. Under the anticipated distribution agreement with SEI Financial Services, the Fund will accrue 12b-1 Fees in an amount equal to .25% of average daily net assets. SEI Financial plans to waive its 12b-1 Fees until a separate class of shares has been created for certain institutional investors. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Rule 12b-1 Plan of Distribution" and "Description of New Distribution Agreement; Comparison with Existing Distribution Agreement."

(3) During the year ended November 30, 1993, actual Total Other Expenses were $208,137, of which $40,782 was waived. For the year ended November 30, 1993, Total Other Expenses would have been $165,734 under the anticipated new Fund service agreements without any waiver. See "Proposal Number 2--Approval of New Investment Advisory Agreement--Current and Anticipated Fee Waivers" and "Additional Anticipated Changes Affecting the Funds--Description of New Administrative, Fund Accounting, and Shareholder Service Agreements; Comparison with Existing Agreements."

(4) For the year ended November 30, 1993, Total Fund Operating Expenses, absent waivers, were $604,604, or 1.07% of average daily net assets. Under the proposed new agreements, Total Fund Operating Expenses, absent waivers, would have been $562,201, or 0.99% of average daily net assets.

                                 OTHER MATTERS

      Management of the Trust does not intend to present any business at the Special Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Special Meeting, the proxies will vote all proxies on such matters in accordance with their best judgment of the best interests of the Trust.

      Annual Reports to Shareholders with respect to the Funds for the fiscal year ended November 30, 1993, including audited financial statements of the Funds, have previously been distributed to shareholders. Additional copies of any Annual Report, Prospectus, or Statement of Additional Information may be obtained by writing Boulevard Bank at 410 North Michigan Avenue, Chicago, Illinois 60611-4181, or by telephoning 1-800-285-FUND.

                         INVESTMENT ADVISORY AGREEMENT

      This Agreement, made this  day of          , 1994, by and between First
American Mutual Funds, a Massachusetts business trust formerly known as The Boulevard Funds (the "Fund"), on behalf of each portfolio represented by a series of shares of beneficial interest of the Fund that adopts this Agreement (the "Portfolios") (the Portfolios, together with the date each Portfolio adopts this Agreement, are set forth in Exhibit A hereto, which shall be updated from time to time to reflect additions, deletions or other changes thereto), and First Bank National Association, a national banking association organized and existing under the laws of the United States of America (the "Adviser").

      1. The Fund on behalf of the Portfolios hereby retains the Adviser, and the Adviser hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Portfolios as set forth herein and as further requested by the Board of Trustees of the Fund. In acting hereunder the Adviser shall be an independent contractor and, unless otherwise expressly provided or authorized hereunder or by the Board of Trustees of the Fund, shall have no authority to act for or represent the Fund or any Portfolio in any way or otherwise be an agent of the Fund or any Portfolio.

      2. The Adviser, at its own expense, shall provide the Fund with all necessary office space, personnel and facilities necessary and incident to the performance of the Adviser's services hereunder. The Adviser shall pay or be responsible for the payment of all compensation to personnel of the Fund and the officers and trustees of the Fund who are affiliated with the Adviser or any entity which controls, is controlled by or is under common control with the Adviser.

      3. The Adviser shall be responsible only for those expenses expressly stated in paragraph 2 to be the responsibility of the Adviser and shall not be responsible for any other expenses of the Fund or any Portfolio including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Fund and the Portfolios); fees and expenses of trustees, other than trustees described in paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Fund); dues and other expenses incident to the Fund's membership in the Investment Company Institute and other like associations; costs of stock certificates, shareholder meetings, corporate reports, and reports and notices to shareholders; and costs of printing, stationery and bookkeeping forms. The Adviser shall be reimbursed by the Fund or the applicable Portfolios on or before the fifteenth day of each calendar month for all expenses paid or incurred during the preceding calendar month by the Adviser for or on behalf of, or at the request or direction of, the Fund or the applicable Portfolios which are not the responsibility of the Adviser hereunder.

      4. The Adviser may utilize the Fund's distributor or an affiliate of the Adviser as a broker, including as a principal broker, provided that the brokerage transactions and procedures are in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the "Act"), and the then effective Registration Statement of the Fund under the Securities Act of 1933, as amended. All allocation of portfolio transactions shall be subject to such policies and supervision as the Fund's Board of Trustees or any committee thereof deem appropriate and any brokerage policy set forth in the then current Registration Statement of the Fund.

      5. The Adviser shall see that there are rendered to the Board of Trustees of the Fund such periodic and special reports as the Board of Trustees may reasonably request, including any reports in respect to placement of security transactions for the Portfolios.

      6. If, in any fiscal year of a Portfolio, the sum of such Portfolio's expenses (including deferred organizational expenses and investment advisory fees, but excluding taxes, interest, brokerage fees, payments made to the distributor which are deemed to be made pursuant to Rule 12b-1 under the Act and, where permitted, extraordinary expenses) exceeds the expense limitations applicable to such Portfolio imposed by state securities administrators, as such limitations may be lowered or raised from time to time, the Adviser shall reimburse such Portfolio in the amount of such excess; provided, however, that such payment or refund shall be made only out of the advisory fees paid by the Portfolio to the Adviser during the fiscal year the payment or refund becomes due and shall not exceed such advisory fees unless payment of such excess is required by any applicable state securities administrator and the Adviser agrees to be bound by any such requirement.

      7. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, each Portfolio will pay to the Adviser as full compensation therefor a fee based on the fee schedule set forth in Exhibit A hereto. This fee will be computed based on net assets at the beginning of each day and will be paid to the Adviser monthly on or before the fifteenth day of the month next succeeding the month for which the fee is paid. The fee shall be prorated for any fraction of a fiscal year at the commencement and termination of this Agreement. Anything to the contrary notwithstanding, the Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

      8. Services of the Adviser herein provided are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

      The Adviser agrees to indemnify the Fund and each Portfolio with respect to any loss, liability, judgment, cost or penalty which the Fund or any Portfolio may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of this Agreement by the Adviser.

      The Adviser shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of the Adviser or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it hereunder, provided, however, that the Adviser shall not be liable for any investments made by the Adviser in accordance with the explicit or implicit direction of the Board of Trustees of the Fund or the investment objectives and policies of the Fund as set forth in the then current Registration Statement of the Fund, and provided further that any liability of the Adviser resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the Act.

      9. It is understood that the officers, trustees, agents and shareholders of the Fund are or may be interested in the Adviser or the distributor of the Fund as officers, directors, agents or shareholders and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as shareholders.

      10. The effective date of this Agreement with respect to each Portfolio shall be the date set forth on Exhibit A hereto, which date shall not precede the date that this Agreement is approved by the vote of the holders of at least a majority of the outstanding shares of such Portfolio and the vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect with respect to each Portfolio for a period of more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Fund or by the vote of a majority of the outstanding shares of the applicable Portfolio and (b) the vote of a majority of the trustees, who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

      11. This Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority of the outstanding shares of such Portfolio, or by the Adviser, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act), provided, however, that such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter.

      12. This Agreement may be modified by mutual consent, such consent as to any Portfolio only to be authorized by a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Adviser or of the Fund and the vote of a majority of the outstanding shares of such Portfolio.

      13. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of a Portfolio shall mean the lesser of (a) the vote of 67% or more of the shares of such Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) the vote of more than 50% of the outstanding shares of such Portfolio.

      14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

      15. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      16. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

      17. This Agreement, including its exhibits, constitutes the entire agreement between the parties concerning its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.

      The Adviser is hereby expressly put on notice of the limitations of liability as set forth in Article XI of the Declaration of Trust and agrees that that the obligations pursuant to this Agreement of a particular Portfolio and of the Fund with respect to that particular Portfolio be limited solely to the assets of that particular Portfolio, and Adviser shall not seek satisfaction of any such obligation from any other Portfolio, the shareholders of any Portfolio, the trustees, officers, employees or agents of the Fund, or any of them.

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          FIRST AMERICAN MUTUAL FUNDS

                                          By------------------------------------
                                          Its-----------------------------------

                                          FIRST BANK NATIONAL ASSOCIATION

                                          By------------------------------------
                                          Its-----------------------------------

                                                                       EXHIBIT A

EFFECTIVE DATES:
Portfolio                                      Effective Date
Blue-Chip Growth Fund                                             , 1994
Strategic Balance Fund                                            , 1994
Managed Municipal Fund                                            , 1994
Managed Income Fund                                               , 1994

ADVISORY FEES:

                                                             Annual Advisory Fee
                                       Average Daily         as a Percentage of
Portfolio                               Net Assets        Average Daily Net Assets
Blue-Chip Growth Fund                       All                     .70%
Strategic Balance Fund                      All                     .70%
Managed Municipal Fund                      All                     .70%
Managed Income Fund                         All                     .70%


4020309 (3/94)                                                         BVD402030


                                    PROXY

                       BOULEVARD BLUE CHIP GROWTH FUND
                      (A Series of The Boulevard Funds)
                    Federated Investors Tower, 19th Floor
                     Pittsburgh, Pennsylvania 15222-3779

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BOULEVARD FUNDS.

      The undersigned hereby appoints Marjorie B. Sellers, Raymond M. Roberts, Christina A. Spangler, Scott A. Tretter, and Jay S. Neuman, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Boulevard Blue Chip Growth Fund (the "Fund"), a series of The Boulevard Funds (the "Trust"), held of record by the undersigned on
February 3, 1994, at the Special Meeting of shareholders of the Trust to be held on
March 25, 1994, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.    ELECTION OF TRUSTEES

          FOR all nominees listed below       WITHHOLD AUTHORITY to vote for
                                             (except as marked to the contrary
below)                                              all nominees listed below

                INSTRUCTION:                To withhold authority to vote for
              any individual nominee, strike a line through the nominee's name in the list below.

Welles B. Eastman Irving D. Fish Joseph D. Strauss Virginia L. Stringer Gae B. Veit

2. PROPOSAL TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENT between the
      Fund and First Bank National Association.

           FOR           AGAINST      ABSTAIN

3. PROPOSAL TO RATIFY OR REJECT THE APPOINTMENT OF KPMG PEAT MARWICK as the Trust's independent public accountants for the current fiscal year.

           FOR           AGAINST      ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
"FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED
BY YOUR
EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.  WHEN SHARES
ARE
HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION,
PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.
IF A
PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED:                              , 1994


                          Signature
[SHAREHOLDER INFORMATION]


                          Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


                                    PROXY

                      BOULEVARD STRATEGIC BALANCE FUND
                      (A Series of The Boulevard Funds)
                    Federated Investors Tower, 19th Floor
                     Pittsburgh, Pennsylvania 15222-3779

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BOULEVARD FUNDS.

      The undersigned hereby appoints Marjorie B. Sellers, Raymond M. Roberts,
Christina A. Spangler, Scott A. Tretter, and Jay S. Neuman, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Boulevard Strategic Balance Fund (the "Fund"), a series of The Boulevard Funds (the "Trust"), held of record by the undersigned on
February 3, 1994, at the Special Meeting of shareholders of the Trust to be held on
March 25, 1994, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person.  All previous proxies given with respect to the Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.    ELECTION OF TRUSTEES

                                                 FOR all nominees listed below n
WITHHOLD AUTHORITY to vote for
                                                  (except as marked to the contrary below)
          all nominees listed below

                     INSTRUCTION:                To withhold authority to vote for
                     any individual nominee, strike a line through the nominee's name in the list below.

   Welles B. Eastman   Irving D. Fish   Joseph D. Strauss   Virginia L. Stringer   Gae B. Veit

2.    PROPOSAL TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENT between the
      Fund and First Bank National Association.

                              FOR             AGAINST      ABSTAIN

3.    PROPOSAL TO RATIFY OR REJECT THE APPOINTMENT OF KPMG PEAT MARWICK as the
      Trust's independent public accountants for the current fiscal year.

                              FOR             AGAINST      ABSTAIN

4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
"FOR" PROPOSALS 1 THROUGH 3 ABOVE.  RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.  WHEN SHARES ARE
HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION,
PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A
PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER  AUTHORIZED PERSON.

DATED:                              , 1994


                          Signature
[SHAREHOLDER INFORMATION]


                          Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


                                    PROXY

                      BOULEVARD MANAGED MUNICIPAL FUND
                      (A Series of The Boulevard Funds)
                    Federated Investors Tower, 19th Floor
                     Pittsburgh, Pennsylvania 15222-3779

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
BOULEVARD FUNDS.

      The undersigned hereby appoints Marjorie B. Sellers, Raymond M. Roberts,
Christina A. Spangler, Scott A. Tretter, and Jay S. Neuman, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Boulevard Managed Municipal Fund (the "Fund"), a series of The Boulevard Funds (the "Trust"), held of record by the undersigned on
February 3, 1994, at the Special Meeting of shareholders of the Trust to be held on
March 25, 1994, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person.  All previous proxies given with respect to the Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.    ELECTION OF TRUSTEES

                             FOR all nominees listed below
WITHHOLD AUTHORITY to vote for
                                                  (except as marked to the contrary below)
          all nominees listed below

                     INSTRUCTION:                To withhold authority to vote for
                     any individual nominee, strike a line through the nominee's name in the list below.

   Welles B. Eastman   Irving D. Fish   Joseph D. Strauss   Virginia L. Stringer   Gae B. Veit

2.    PROPOSAL TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENT between the
      Fund and First Bank National Association.

                                 FOR                     AGAINST
ABSTAIN

3.    PROPOSAL TO RATIFY OR REJECT THE APPOINTMENT OF KPMG PEAT MARWICK as the
      Trust's independent public accountants for the current fiscal year.

                                 FOR                     AGAINST
ABSTAIN

4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
"FOR" PROPOSALS 1 THROUGH 3 ABOVE.  RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.  WHEN SHARES ARE
HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION,
PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A
PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER  AUTHORIZED PERSON.

DATED:                              , 1994


                          Signature
[SHAREHOLDER INFORMATION]


                          Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


                                    PROXY

                        BOULEVARD MANAGED INCOME FUND
                      (A Series of The Boulevard Funds)
                    Federated Investors Tower, 19th Floor
                     Pittsburgh, Pennsylvania 15222-3779

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
BOULEVARD FUNDS.

      The undersigned hereby appoints Marjorie B. Sellers, Raymond M. Roberts,
Christina A. Spangler, Scott A. Tretter, and Jay S. Neuman, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Boulevard Managed Income Fund (the "Fund"), a series of The Boulevard Funds (the "Trust"), held of record by the undersigned on
February 3, 1994, at the Special Meeting of shareholders of the Trust to be held on
March 25, 1994, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person.  All previous proxies given with respect to the Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.    ELECTION OF TRUSTEES

                                                 FOR all nominees listed below
WITHHOLD AUTHORITY to vote for
                                                  (except as marked to the contrary below)
          all nominees listed below

                     INSTRUCTION:                To withhold authority to vote for
                     any individual nominee, strike a line through the nominee's name in the list below.

   Welles B. Eastman   Irving D. Fish   Joseph D. Strauss   Virginia L. Stringer   Gae B. Veit

2.    PROPOSAL TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENT between the
      Fund and First Bank National Association.

                                 FOR                     AGAINST
ABSTAIN

3.    PROPOSAL TO RATIFY OR REJECT THE APPOINTMENT OF KPMG PEAT MARWICK as the
      Trust's independent public accountants for the current fiscal year.

                                 FOR                     AGAINST
ABSTAIN

4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
"FOR" PROPOSALS 1 THROUGH 3 ABOVE.  RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.  WHEN SHARES ARE
HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION,
PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A
PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER  AUTHORIZED PERSON.

DATED:                              , 1994


                          Signature
[SHAREHOLDER INFORMATION]


                          Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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